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                                                                    EXHIBIT 10.7

                           SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made this Fourth day of July, 1996, between SATISH K. SANAN, an individual residing at 163 Woodcreek Drive, Safety Harbor, Florida 34621, USA, hereafter referred to as the "Seller" (which expression shall unless repugnant to the context or meaning thereof, be deemed to include his successors and assigns) of the one part; and,

INFORMATION MANAGEMENT RESOURCES, INC., a company registered in the State of Florida, United States of America, having its principal office at 26750 U.S. Highway 19 North, Suite 500, Clearwater, Florida 34621-3442 USA, hereinafter referred to as "Purchaser" (which expression shall unless repugnant to the content or meaning thereof, be deemed to include its successors and assigns) of the other Part;

WHEREAS:

A. The Purchaser owns 104,800 equity shares ("the IMR-India Shares") of Rs. 10 each of INFORMATION MANAGEMENT RESOURCES (INDIA) LIMITED, a company formerly known as REESAN INFORMATION MANAGEMENT RESOURCES (India). Private Ltd., which company was incorporated in India as a Private Limited company under the Companies Act of 1956 and became a deemed Public Limited company by virtue of Section 43-A(1A) and having its registered office at Building 38/1 Naganathapura Singasandra Post Bangalore 560 068, India hereinafter referred to as "IMR-India", and,

B. The Seller wishes to sell and the Purchaser wishes to purchase the IMR-India Shares at a price of Rs. 1,060 per share.


NOW THIS AGREEMENT WITNESSES AND IT IS AGREED BY AND AMONG THE PARTIES AS
FOLLOWS:

1. Seller agrees to sell the Shares to Purchaser and Purchaser agrees to purchase the Shares for a consideration of Rs. 111,088,000 calculated at the rate of Rs. 1,060 per share subject to and conditional on the terms hereof.

2. This Agreement is subject to and conditional upon the registration statement filed with the United States Securities and Exchange Commission ("SEC') by the Purchaser for an initial public offering ("IPO") of its Common Stock being declared effective by the SEC.

3. The consideration of Rs. 111,088,000 is to be paid out of the IPO proceeds received by Purchaser.

4. This Agreement is also subject to approval by the Reserve Bank of India. The purchase and sale of the Shares as contemplated herein shall be completed on the Closing Date (as defined below) only after issue of appropriate approvals from the Reserve Bank of India for transfer to occur. Both parties will use their best endeavors to obtain the appropriate approval from the Reserve Bank of India as quickly as possible.

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5.   Closing or completion of the sale and purchase of the Shares shall occur on a date ("the Closing Date") on whichever is the later of:

          (a) 15 days following approval of the Reserve Bank of India as stated above, or

          (b) On the effective date of the registration statement filed with the United States Securities and Exchange Commission by the Purchaser for an initial public offering of its Common Stock.

     PROVIDED THAT if either the Reserve Bank of India approval or the effective date of the IPO registration statement does not occur before December
     31, 1996, either party may terminate this Agreement by providing 14 days written notice to the other party.

6. On the Closing Date, in exchange for all certificates representing the Shares, a properly executed transfer deed in favor of Purchaser, documents evidencing proper execution of the transfer deed and if applicable a certificate from the Indian Tax Authority certifying that there is no obligation on Purchaser to withhold any part of the consideration on account of Seller's tax liability (such certificate being known in India as a No Objection Certificate, "THE NOC"), Purchaser shall pay on the Closing Date or within 30 days thereafter, to the Seller, by wire transfer to Seller's bank account, a sum of Rs. 111,088,000 less any withholding taxes which may apply.

7. The Seller and the Purchaser will use their best endeavors to obtain the appropriate approvals as quickly as possible.

8. The Seller represents and warrants to the Purchaser that he has full power and authority to execute, deliver, and carry out the terms of this agreement.

9. The Seller represents and warrants to the Purchaser that the Seller has the unrestricted power and the unqualified right to sell, assign, and deliver to the Purchaser a good, valid and marketable title to the shares, free and clear of any liens, claims, encumbrances and equitable rights.

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     IN WITNESS WHEREOF the Parties have caused this Agreement to be executed the day and year first hereinabove mentioned.


SIGNED AND DELIVERED
by SATISH K. SANAN:
                         \s\  Satish K. Sanan
                         ----------------------------------

in the presence of:      \s\
                         ----------------------------------

SIGNED AND DELIVERED
for and on behalf of
INFORMATION MANAGEMENT
RESOURCES, INC.

By:                      \s\  Dilip Patel
                         ----------------------------------
                         Dilip Patel, Vice President and
                         General Counsel

in the presence of:      \s\
                         ----------------------------------





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